Dreyfus
Premier International
Value Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            18   Financial Highlights

                            22   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       International Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier International Value Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Sandor Cseh.

When the reporting period began, much of the world was experiencing the aftermath of a global currency and credit crisis, and many of the world's central banks had lowered key short-term interest rates to stimulate economic growth. This strategy appears to have been effective. Soon after 1999 began, evidence emerged that less restrictive monetary policies had helped prevent further economic deterioration in Japan and the emerging markets of Asia, Latin
America    and    Eastern    Europe.

The prospect of better economic conditions and the start of banking reform and corporate restructuring helped Japan lead the world's stock markets higher. European markets also fared relatively well in local currency terms, but returns were generally flat for U.S. investors after adjusting for currency-related effects. The improving economic climate produced particularly good results for emerging market stocks. Stocks in Southeast Asia began to recover in 1999, showing their first signs of real strength in over a year. Latin America provided good results after concerns about Brazil's currency devaluation abated. Even selected markets in Eastern Europe performed well, despite ongoing financial problems in Russia.

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation   in   Dreyfus   Premier  International  Value  Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Sandor Cseh, Portfolio Manager

How did Dreyfus Premier International Value Fund perform relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund's Class A shares achieved a total return of 24.75% . Class B shares returned 23.70%, Class C shares returned 23.77% , and Class R shares returned 25.12%.(1) This compares with a 23.03% return for the fund' s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI-EAFE") Index, for the same period.(2)

We attribute this performance to two main factors. First, around the globe, value stocks rebounded smartly from severely depressed levels. Second, the Japanese market, in which the fund invested heavily, strongly outperformed global averages.

What is the fund's investment approach?

The fund invests in an internationally diversified portfolio of value stocks: stocks selling at what we think are attractive prices relative to their perceived intrinsic worth based on historical measures. These measures typically include price-to-earnings, price-to-book value and price-to-cash flow ratios. Discrepancies from historical norms are often the result of short-term factors that affect market perception: a stock falls out of general market favor, creating what we perceive to be a buying opportunity. The fund purchases the security at the depressed price, seeking to profit when perceptions change and the stock price rises to its perceived value.

In putting the value approach to work, the fund employs a two-step process. First, we decide how much to invest in each of the countries represented on the MSCI-EAFE Index. We make a baseline determination by size of a country's gross domestic product and the capitalization of its stock market compared to the world as a whole. We can invest more or less than this proportion, based on the outlook for a country's economy and the specific number of value opportunities that we see in a particular country's market.

Second, we select individual securities using a process that blends quantitative and qualitative analysis. After an initial computer screen elimi The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

nates approximately 90% of purchase candidates, analysts perform extensive fundamental research and conduct on-site visits to determine which securities we will buy for the portfolio. Stocks in the portfolio are sold when they reach a price at which we no longer consider them attractive values, or when our analysts determine that changes in market sentiment that we had anticipated will probably not occur.

What factors influenced the fund's performance?

Investor preference for growth stocks hurt the fund's performance over the first half of our fiscal year. From April on, however, the pendulum began to swing away from growth and towards value. Investors grew concerned over the increasingly lofty valuations of growth stocks and the threat of higher interest rates. Of course, there can be no guarantee that one style will outperform the other at any time.

Japan, long in a period of serious recession and overall market decline, offered attractive opportunities. Bank recapitalization and corporate restructurings began to have positive economic effects, and the Japanese market continued its rise. The market recognized value in companies noted as worldwide competitors, as well as domestic companies positioned to take advantage of Japan's economic recovery. Japan, of course, still is a potentially volatile market.

Europe, while overshadowed by Japan' s exceptionally strong market rebound, showed signs of sweeping changes in business culture, adopting new corporate values with an emphasis on maximizing shareholder value. The introduction of a common currency, the euro, stimulated cross-border economic integration and spurred merger activity. Initially weak against the dollar, the euro appears to have found a bottom; that base has been supportive of European equities

What is the fund's current strategy?

We  have  taken  some  profits  in  Japan  and  are close to a neutral benchmark
position.   Our   diversified   Japanese   holdings   include   both  successful
international   companies   in   fields   such   as   electrical   components,
telecommunications equipment manufacturing and diversified media as well as firms positioned to benefit from domestic deregulation and recovery, in areas including consumer finance and entertainment. In Europe, our emphasis has remained on restructuring and acquisition candidates. We have slightly increased our exposure to emerging markets, but this sector remains a relatively small part of the overall portfolio.


Growth-oriented stocks outperformed value securities for so long that the differences in valuations between these two types of investments grew very wide. It is, of course, impossible to predict if recent trends are a sign of convergence towards historical norms. But we continue to believe that, over time, the core, dual disciplines of international and value investing potentially can benefit long-term equity investors.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST ("MSCI-EAFE") INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX IS THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED. UNLIKE THE FUND,
 .THE INDEX IS NOT FOCUSED ON VALUE STOCKS PRINCIPALLY.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier International Value Fund Class A shares, Class B shares, Class C shares and Class R shares and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER INTERNATIONAL VALUE FUND ON 3/31/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. ALSO, UNLIKE THE FUND WHICH INVESTS PRINCIPALLY IN "VALUE" STOCKS, THE INDEX IS NOT STYLE-SPECIFIC. THESE FACTORS CAN CONTRIBUTE TO THE FUND UNDERPERFORMING THE INDEX. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/99

                                                                             Inception                                     From
                                                                               Date                 1 Year               Inception
------------------------------------------------------------------------------------------------------------------------------------

Class A Shares
WITH SALES CHARGE (5.75%)                                                     3/31/98               17.58%                 4.04%
WITHOUT SALES CHARGE                                                          3/31/98               24.75%                 7.97%

Class B Shares
WITH REDEMPTION*                                                              3/31/98               19.70%                 4.67%
WITHOUT REDEMPTION                                                            3/31/98               23.70%                 7.10%

Class C Shares
WITH REDEMPTION**                                                             3/31/98               22.77%                 7.14%
WITHOUT REDEMPTION                                                            3/31/98               23.77%                 7.14%

Class R Shares                                                                3/31/98               25.12%                 8.23%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS
REDUCED TO 0% AFTER SIX YEARS.

** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR
SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                                                                         The Fund


STATEMENT OF INVESTMENTS

October 31, 1999

COMMON STOCKS--95.9%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--2.0%

Australia & New Zealand Banking                                                                  11,920                   78,568

Goodman Fielder                                                                                  33,942                   31,346

Pacific Dunlop                                                                                   19,695                   27,722

                                                                                                                         137,636

BRAZIL--.6%

Petroleo Brasileiro, ADR                                                                          1,100                   17,463

Telecomunicacoes Brasileiras, ADS                                                                   304                   23,674

                                                                                                                          41,137

DENMARK--.9%

Jyske Bank                                                                                        3,000                   58,288

FINLAND--.6%

Kesko Oyj, Cl. B                                                                                  3,700                   42,204

FRANCE--10.0%

Air Liquide                                                                                         597                   92,201

Alstom                                                                                              600                   18,216

Assurances Generale de France                                                                     1,075                   60,063

Banque Nationale de Paris                                                                         1,000                   88,026

Bongrain                                                                                            110                   43,370

CNP Assurance                                                                                     1,100                   32,469

Compagnie Generale des Etablissements Michelin, Cl. B                                             1,056                   46,088

Dexia France                                                                                        370                   52,267

Elf Aquitaine, ADS                                                                                  600                   44,475

PSA Peugeot Citroen                                                                                 180                   34,630

Pechiney, Cl. A                                                                                     310                   17,386

Societe Generale, Cl. A                                                                             240                   52,373

Thompson CSF                                                                                      1,500                   51,076

Usinor                                                                                            3,000                   41,778

                                                                                                                         674,418

GERMANY--9.8%

Bayer                                                                                             2,200                   90,218

Celanese                                                                                             50                      791

Deutsche Bank                                                                                     1,111                   79,877

Deutsche Lufthansa                                                                                3,150                   66,415

GEA                                                                                               1,200                   41,746

Hoechst                                                                                             500                   22,059



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

Merck KGaA                                                                                        2,400                   82,987

Siemens                                                                                             900                   80,978

Veba                                                                                              1,500                   81,279

Viag                                                                                              2,860                   52,913

Volkswagen                                                                                        1,130                   66,948

                                                                                                                         666,211

GREECE--1.2%

Hellenic Telecommunication Organization, ADS                                                      7,600                   80,750

HONG KONG--1.7%

CDL Hotels International                                                                         17,000                    5,745

Henderson Investment                                                                             55,000                   33,809

Hongkong Electric                                                                                23,689                   72,427

                                                                                                                         111,981

ITALY--2.6%

Banca Popolare di Bergamo Credito Varesino                                                        1,800                   38,805

ENI, ADS                                                                                            900                   52,875

San Paolo-IMI                                                                                     1,200                   15,841

Telecom Italia                                                                                   13,690                   67,614

                                                                                                                         175,135

JAPAN--28.6%

Aiful                                                                                               300                   46,643

Canon                                                                                             4,000                  113,249

Credit Saison                                                                                     4,000                   98,469

Dai-Tokyo Fire & Marine Insurance                                                                11,000                   55,953

Fuji Machine Manufacturing                                                                        1,000                   46,547

Honda Motor                                                                                       1,000                   42,229

Mabuchi Motor                                                                                       800                  118,240

Marubeni                                                                                         22,000                   70,099

Matsumotokiyoshi                                                                                  1,300                  108,796

Minebea                                                                                           7,000                   94,390

Mitsubishi Heavy Industries                                                                       9,000                   35,328

Murata Manufacturing                                                                              1,000                  128,605

NAMCO                                                                                             2,000                   94,438

Nichiei                                                                                           1,000                   51,826

Nippon Express                                                                                   15,000                  106,243

                                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Nishimatsu Construction                                                                           7,000                   36,883

Rinnai                                                                                            2,800                   59,523

Rohm                                                                                                600                  134,747

Sankyo                                                                                              600                   47,507

Sankyo Company                                                                                    3,000                   85,513

Sekisui Chemical                                                                                  6,000                   29,541

77 Bank                                                                                           5,000                   59,408

Sony                                                                                                700                  109,238

Toyota Motor                                                                                      2,000                   69,293

Yamanouchi Pharmaceutical                                                                         2,000                   90,791

                                                                                                                       1,933,499

MEXICO--.3%

Telefonos de Mexico, ADR                                                                            200                   17,100

NETHERLANDS--7.3%

ABN AMRO                                                                                          3,566                   86,426

Akzo Nobel, ADS                                                                                   1,000                   43,125

Buhrmann                                                                                          3,175                   54,859

Hollandsche Beton Groep                                                                           2,828                   27,726

Hunter Douglas                                                                                    2,165                   58,770

ING Groep                                                                                         1,206                   71,298

KPN, ADS                                                                                          1,108                   56,552

Koninklijke (Royal) Philips Electronics, ADR                                                        200                   20,787

Stork                                                                                             2,516                   49,467

Vedior                                                                                            1,500                   25,301

                                                                                                                         494,311

NEW ZEALAND--1.1%

Fletcher Challenge Paper                                                                         48,277                   31,562

Telecom Corporation of New Zealand                                                               11,400                   45,873

                                                                                                                          77,435

NORWAY--.6%

Orkla, Cl. B                                                                                      2,800                   38,975

PERU--.4%

Telefonica del Peru, ADS                                                                          2,300                   26,594

PHILIPPINES--.3%

Manila Electric                                                                                   7,000                   19,202

PORTUGAL--1.4%

Banco Pinto & Sotto Mayor                                                                         1,592                   33,230



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PORTUGAL (CONTINUED)

Portugal Telecom                                                                                  1,400                   62,577

                                                                                                                          95,807

SINGAPORE--1.6%

Creative Technology                                                                               2,800                   33,600

United Overseas Bank                                                                             10,000                   75,812

                                                                                                                         109,412

SOUTH KOREA--.8%

Korea Electric Power, ADR                                                                         2,000                   31,500

Pohang Iron & Steel, ADR                                                                            700                   23,363

                                                                                                                          54,863

SPAIN--4.2%

Argentaria, Caja Postal y Banco Hipotecario de Espana                                             1,800                   40,039

Banco Popular Espanol                                                                               800                   53,975

Endesa                                                                                            5,290                  106,125

Repsol-YPF, ADS                                                                                   4,100                   84,050

                                                                                                                         284,189

SWEDEN--.8%

Autoliv                                                                                           1,750                   55,889

SWITZERLAND--4.7%

Barry Callebaut                                                                                     371                   63,255

Forbo                                                                                               165                   73,502

Sulzer                                                                                               75                   52,727

Swisscom                                                                                            110                   33,571

UBS                                                                                                 330                   96,160

                                                                                                                         319,215

UNITED KINGDOM--14.4%

BOC                                                                                               3,284                   70,352

Barclays                                                                                          2,032                   62,239

British Aerospace                                                                                10,750                   62,831

British Airways                                                                                   4,540                   23,643

Bunzl                                                                                            18,777                   92,305

Laird                                                                                            11,000                   46,298

Medeva                                                                                              152                      387

Morgan Crucible                                                                                  15,511                   61,969

PowerGen                                                                                          7,305                   64,074

Rexam                                                                                            15,700                   64,531

Rio Tinto                                                                                         3,730                   63,839

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Royal & Sun Alliance Insurance                                                                    9,675                   65,854

Royal Bank of Scotland                                                                            2,818                   64,956

Safeway                                                                                          15,923                   50,002

Scottish & Southern Electric                                                                      3,200                   30,383

Storehouse                                                                                       24,079                   27,537

Tomkins                                                                                          16,869                   57,202

Wolseley                                                                                         10,000                   67,942

                                                                                                                         976,344

TOTAL COMMON STOCKS

   (cost $6,137,545)                                                                                                   6,490,595
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.8%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY:

Hugo Boss                                                                                           110                   14,727

ProSieben Media                                                                                     600                   24,668

Rheinmetall                                                                                       1,200                   15,244

TOTAL PREFERRED STOCKS

   (cost $70,996)                                                                                                         54,639
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.0%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

4.67%, 12/23/1999

   (cost $69,528)                                                                                70,000                   69,553
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,278,069)                                                               97.7%                6,614,787

CASH AND RECEIVABLES (NET)                                                                         2.3%                  155,933

NET ASSETS                                                                                       100.0%                6,770,720

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  6,278,069    6,614,787

Cash                                                                     36,330

Cash denominated in foreign currencies                     86,730        87,431

Receivable for investment securities sold                                49,430

Dividends receivable                                                     24,311

Receivable for shares of Beneficial Interest subscribed                   5,495

Prepaid expenses                                                         22,427

                                                                      6,840,211
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             1,688

Due to Distributor                                                          971

Payable for investment securities purchased                              34,648

Accrued expenses                                                         32,184

                                                                         69,491
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,770,720
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,987,187

Accumulated undistributed investment income--net                          4,897

Accumulated net realized gain (loss) on investments                     441,660

Accumulated net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                    336,976
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,770,720

NET ASSET VALUE PER SHARE

                                                           Class A               Class B              Class C               Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            4,110,092              960,372              584,738             1,115,518

Shares Outstanding                                          294,085               69,279               42,158                79,627
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 13.98               13.86                 13.87                14.01

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $17,536 foreign taxes withheld at source)       129,584

Interest                                                                 7,270

TOTAL INCOME                                                           136,854

EXPENSES:

Management fee--Note 3(a)                                               61,023

Registration fees                                                       65,724

Custodian fees                                                          21,330

Auditing fees                                                           18,596

Shareholder servicing costs--Note 3(c)                                  12,909

Prospectus and shareholders' reports                                    11,428

Distribution fees--Note 3(b)                                             8,810

Trustees' fees and expenses--Note 3(d)                                   1,553

Legal fees                                                               1,037

Loan commitment fees--Note 2                                                11

Miscellaneous                                                            5,075

TOTAL EXPENSES                                                         207,496

Less-expense reimbursement from the Manager
   due to undertaking--Note 3(a)                                      (79,824)

NET EXPENSES                                                           127,672

INVESTMENT INCOME--NET                                                   9,182
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           453,942

Net realized gain (loss) on forward currency exchange contracts       (14,118)

NET REALIZED GAIN (LOSS)                                               439,824

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                        858,600

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,298,424

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,307,606

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended October 31,
                                                   -----------------------------

                                                     1999               1998(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              9,182               14,818

Net realized gain (loss) on investments           439,824               29,209

Net unrealized appreciation (depreciation)
   on investments                                 858,600             (521,624)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,307,606             (477,597)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (19,976)                   --

Class B shares                                      (858)                   --

Class C shares                                      (720)                   --

Class R shares                                   (10,045)                   --

Net realized gain on investments:

Class A shares                                   (13,698)                   --

Class B shares                                    (2,058)                   --

Class C shares                                    (1,920)                   --

Class R shares                                    (5,358)                   --

TOTAL DIVIDENDS                                  (54,633)                   --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    106,274            3,607,230

Class B shares                                    382,720              534,619

Class C shares                                     28,662              500,000

Class R shares                                    840,540              500,000


                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     1999              1998(a)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                     33,571                   --

Class B shares                                      2,809                   --

Class C shares                                      2,640                   --

Class R shares                                      5,520                   --

Cost of shares redeemed:

Class A shares                                    (7,946)              (64,517)

Class B shares                                   (39,350)                   --

Class C shares                                    (3,128)                   --

Class R shares                                  (434,300)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              918,012              5,077,332

TOTAL INCREASE (DECREASE) IN NET ASSETS        2,170,985              4,599,735
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             4,599,735                   --

END OF PERIOD                                   6,770,720            4,599,735

Undistributed investment income--net                4,897               14,818

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended October 31,
                                               ---------------------------------

                                                     1999               1998(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                         7,938              288,881

Shares issued for dividends reinvested              2,884                   --

Shares redeemed                                     (609)              (5,009)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      10,213              283,872
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        28,995               42,878

Shares issued for dividends reinvested                242                   --

Shares redeemed                                   (2,836)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      26,401               42,878
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         2,190               40,000

Shares issued for dividends reinvested                227                   --

Shares redeemed                                     (259)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,158               40,000
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        71,654               40,000

Shares issued for dividends reinvested                474                   --

Shares redeemed                                  (32,501)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      39,627               40,000

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                       Year Ended October 31,
                                                    ----------------------------

CLASS A SHARES                                       1999            1998(a)
-----------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.32             12.50

Investment Operations:

Investment income--net                                .03(b)            .05

Net realized and unrealized gain (loss)
   on investments                                    2.75             (1.23)

Total from Investment Operations                     2.78             (1.18)

Distributions:

Dividends from investment income--net                (.07)               --

Dividends from net realized gain
   on investments                                    (.05)               --

Total Distributions                                  (.12)               --

Net asset value, end of period                      13.98             11.32
----------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                 24.75             (9.44)(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              2.00              1.19(d)

Ratio of net investment income
   to average net assets                              .22               .39(d)

Decrease reflected in above expense ratios
   due to undertakings by the Manager                1.31               .92(d)

Portfolio Turnover Rate                             41.73             17.71(d)
------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)               4,110                 3,213

(A)  FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended October 31,
                                                 ------------------------------
CLASS B SHARES                                       1999               1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.27              12.50

Investment Operations:

Investment (loss)--net                               (.08)(b)           (.01)

Net realized and unrealized gain (loss)
   on investments                                    2.74              (1.22)

Total from Investment Operations                     2.66              (1.23)

Distributions:

Dividends from investment income--net                (.02)                --

Dividends from net realized gain
   on investments                                    (.05)                --

Total Distributions                                  (.07)                --

Net asset value, end of period                      13.86              11.27
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                 23.70              (9.84)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              2.75               1.64(d)

Ratio of net investment (loss)
   to average net assets                             (.60)              (.07)(d)

Decrease reflected in above expense ratios
   due to undertakings by the Manager                1.27                .92(d)

Portfolio Turnover Rate                             41.73              17.71(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                 960                483

(A)  FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      Year Ended October 31,
                                                 ------------------------------
CLASS C SHARES                                       1999        1998(a)
-------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.27          12.50

Investment Operations:

Investment (loss)--net                               (.07)(b)       (.01)

Net realized and unrealized gain (loss)
   on investments                                    2.74          (1.22)

Total from Investment Operations                     2.67          (1.23)

Distributions:

Dividends from investment income--net                (.02)            --

Dividends from net realized gain
   on investments                                    (.05)            --

Total Distributions                                  (.07)            --

Net asset value, end of period                      13.87          11.27
-------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                 23.77          (9.84)(d)
-------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets             2.75            1.64(d)

Ratio of net investment (loss)
   to average net assets                            (.55)           (.06)(d)

Decrease reflected in above expense ratios
   due to undertakings by the Manager               1.31             .92(d)

Portfolio Turnover Rate                            41.73           17.71(d)
--------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                585             451

(A)  FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                     Year Ended October 31,
                                                 -----------------------------
CLASS R SHARES                                       1999          1998(a)
-------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.33          12.50

Investment Operations:

Investment income--net                                .08(b)         .06

Net realized and unrealized gain (loss)
   on investments                                    2.74          (1.23)

Total from Investment Operations                     2.82          (1.17)

Distributions:

Dividends from investment income--net                (.09)            --

Dividends from net realized gain
   on investments                                    (.05)            --

Total Distributions                                  (.14)            --

Net asset value, end of period                      14.01           11.33
-------------------------------------------------------------------------

TOTAL RETURN (%)                                    25.12           (9.36)(c)
-------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              1.75            1.04(c)

Ratio of net investment income
   to average net assets                              .62             .53(c)

Decrease reflected in above expense ratios
   due to undertakings by the Manager                1.32             .92(c)

Portfolio Turnover Rate                             41.73           17.71(c)
-------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)               1,116             453

(A)  FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Value Fund (the "fund") is a separate diversified series of Dreyfus Premier Value Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates a series company, currently offering two series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ) which is a wholly-owned subsidiary of Mellon Financial Corporation

As  of  October 31, 1999, MBC Investment Corp., an indirect subsidiary of Mellon
Financial    Corporation,    held    the    following    shares:

          Class A  282,838                             Class C  40,227

          Class B    40,234                            Class R  40,474

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The  fund' s  financial  statements  are  prepared  in accordance with generally
accepted    accounting    principles    which    may    require   the   use  of
management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from
                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $521 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31,1999, the fund increased accumulated undistributed investment income-net by $12,496 and decreased accumulated net realized gain (loss) on investments by $4,339 and paid-in capital by $8,157. Net assets were not effected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection
therewith,    the    fund    has    agreed    to    pay

commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 1998 through October 31, 2000, to reimburse such excess expenses of the fund to the extent that the fund's aggregate annual expenses, excluding 12b-1 distribution plan fees, shareholder service plan fees, taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1.75% of the value of the fund' s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $79,824 during the period ended October 31, 1999.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $93 during the period ended October 31, 1999 from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended October 31, 1999, Class B and Class C shares were charged $4,954 and $3,856, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as
answering    shareholder    inquiries    regarding    the     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $9,135, $1,652 and $1,285, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $444 pursuant to the transfer agency agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 1999, amounted to $3,336,689 and $2,410,473, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the
value   of   the   contract   decreases   between   those  dates.  With respect
to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on each open contract. At October 31, 1999, there were no forward currency exchange contracts outstanding.

(B) At October 31, 1999, accumulated net unrealized appreciation on investments was $336,718, consisting of $957,830 gross unrealized appreciation and $621,112, gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier International Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier International Value Fund (one of the Series constituting Dreyfus Premier Value Equity Funds) as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Value Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York

December 8, 1999



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 1999:

  --the total amount of taxes paid to foreign countries was $17,536

  --the total amount of income sourced from foreign countries  was $98,264

As required by Federal tax laws rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 1999 calendar year with form 1099-DIV which will be mailed by January 31, 2000.

The fund also designates 2.23% of the ordinary dividends paid during the fiscal year ended October 31, 1999 as qualifying for the corporate dividends received deductions. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax return.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier International Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              173/147AR9910





Dreyfus Premier
Value Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                                     Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Value Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

Despite a relatively weak third quarter of 1999 for the U.S. stock market, the past year has been rewarding for most equity investors overall. When the reporting period began, most sectors of the U.S. stock market had completed a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after the start of 1999, however, those fears abated. In fact, the U.S. economy remained strong, characterized by low inflation and high levels of consumer spending. These conditions supported
continued    strength    in    the    stock   market   through   the   spring.

In the summer of 1999, however, the Federal Reserve Board raised short-term interest rates twice in an effort to forestall inflationary pressures in a fast-growing economy. Because higher interest rates tend to increase the cost of capital and make fixed-income securities more competitive relative to equities, most sectors of the stock market declined. By the end of the 12-month reporting period, major stock indices had fallen from the record highs reached during the summer, although stock prices generally were still higher than they were one year earlier.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Value Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Portfolio Manager

How did Dreyfus Premier Value Fund perform  relative to its benchmark?

For the one-year period ended October 31, 1999, the fund's total return was 13.24% for Class A shares; 12.38% for Class B shares; 12.25% for Class C shares; and 12.99% for Class R shares.(1) This compares with a total return of 16.52% for the fund' s new benchmark, the Russell 1000 Value Index, for the same period.(2) Further discussion about this benchmark change follows the line-graph comparison contained in this annual report.

We attribute the fund's performance to a generally positive market environment, but one that strongly favored growth over value. We attribute our underperformance relative to the benchmark to a variety of company- and sector-specific issues that, on balance, hurt the fund's performance. We discuss these issues in greater detail below.

What is the fund's investment approach?

Dreyfus Premier Value Fund invests in a diversified portfolio of value-oriented companies. We define a value stock as one that appears underpriced in relation to the company' s perceived intrinsic value, as measured by a wide range of financial and business data. To put it another way, we seek to buy growing companies at bargain prices.

We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks, first to identify those that meet our definition of value, and then to focus on those value stocks we believe are best positioned to grow in the prevailing market environment. Our team of experienced analysts examines the fundamentals of each top-ranked candidate, providing additional information to help the portfolio manager decide which to purchase or sell. The result of our approach during the recent one-year period was a portfolio of carefully selected
The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

stocks with notably greater concentration than our benchmark in the areas of technology and health care.

What other factors influenced the fund's performance?

As stated earlier, the fund's performance relative to our benchmark was largely driven by sector- and company-specific factors. In regard to the fund's sector exposure, we generally benefited from our overweighting in technology with the strong performance of industry leaders, such as Intel and Sun Microsystems. However, two of our technology holdings, Compaq Computer and Storage Technology, proved particularly disappointing as a result of the companies' struggles with strong competitive pressures. On the other hand, although many health care stocks suffered during the period due to a challenging political environment and changing rules for Medicare reimbursements, our health care holdings outperformed the benchmark' s health care component. We achieved above average results from holdings in biotech companies such as Biogen, hospital management organizations such as Columbia/HCA Healthcare, and pharmaceutical companies such as Pharmacia & Upjohn.

Among the fund' s other diversified holdings, many individual stocks showed notable strength throughout the period. Our best performers included well-known companies in some of the market's strongest industries, such as Citigroup in the financial industry, General Motors in consumer durables and Wendy' s International in consumer staples. We also succeeded in identifying stocks that performed well within relatively weak-performing sectors, such as Niagara Mohawk Power in the utility sector. On the other hand, we suffered notable disappointments with two financial companies that delivered worse-than-expected earnings, and several supermarket chains that, despite strong earnings, lost ground due to anticipated competition from Internet-based grocery services.

What is the fund's current strategy?

We have maintained our strict commitment to value investing. Value stocks significantly underperformed growth stocks this past year, as measured by
comparison    of    the    Russell    1000    Growth    Index    and

Russell 1000 Value Index, which returned 34.25% and 16.52%, respectively, over the past 12-month period.(2) Events during the period reminded us about the importance of style diversification.

More specifically, in early April 1999 a powerful shift in market sentiment appeared to take place. Precipitated by unexpected strength in the U.S. and global economies, investment dollars abruptly flowed out of growth stocks and into traditional value sectors such as energy, basic materials and capital goods. Although the trend proved short lived and growth began to again outperform value, it hinted at the speed with which market sentiment can turn.

We believe that our disciplined, quantitatively driven investment strategy provides a sound value-oriented investment, and we continue to maintain our disciplined investment style and our commitment to value.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENT APPROXIMATELY 89% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Value Fund Class A shares with the Russell 1000 Value Index and the Wilshire Large Company Value Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER VALUE FUND ON 10/16/86 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE RUSSELL 1000 VALUE INDEX AND IN THE WILSHIRE LARGE COMPANY VALUE INDEX WHICH ARE DESCRIBED BELOW. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 10/31/86 IS USED AS THE BEGINNING VALUE ON 10/16/86. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE RUSSELL 1000 VALUE INDEX, WHICH THIS YEAR HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE ON AN ONGOING BASIS, BASED ON THE FUND'S AND THE INDEX'S VALUE ORIENTATION. THE RUSSELL 1000 VALUE INDEX REPLACES THE WILSHIRE LARGE COMPANY VALUE INDEX, WHICH WAS USED AS THE FUND'S PRIMARY BENCHMARK LAST YEAR, BECAUSE THE FUND'S MANAGER PREFERS THE INFORMATION MADE AVAILABLE BY RUSSELL. THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENT APPROXIMATELY 89% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE WILSHIRE LARGE COMPANY VALUE INDEX, SELECTED AS THE FUND'S PRIMARY BENCHMARK INDEX LAST YEAR, IS COMPOSED OF THE LARGEST 750 STOCKS IN THE WILSHIRE 5000 INDEX WHICH MEET CERTAIN STATISTICAL CRITERIA FOR "VALUE." PURSUANT TO APPLICABLE FEDERAL REGULATIONS, THE PERFORMANCE OF THE WILSHIRE INDEX WILL BE PROVIDED FOR THIS FISCAL YEAR 1999, BUT WILL NOT BE PROVIDED IN THE FUTURE. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/99

                                                              Inception                                                    From
                                                                Date          1 Year         5 Years        10 Years     Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (MAX. 5.75%)                                10/16/86          6.70%        12.48%          10.34%       12.19%
WITHOUT SALES CHARGE                                          10/16/86         13.24%        13.82%          10.99%       12.70%

CLASS B SHARES
WITH REDEMPTION((+))                                           1/15/93          8.38%        12.70%            --          9.79%
WITHOUT REDEMPTION                                             1/15/93         12.38%        12.95%            --          9.79%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                        9/1/95          11.25%          --              --         12.74%
WITHOUT REDEMPTION                                             9/1/95          12.25%          --              --         12.74%

CLASS R SHARES                                                 9/1/95          12.99%          --              --         13.41%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                                                                         The Fund


STATEMENT OF INVESTMENTS

October 31, 1999

(CONTINUED)

COMMON STOCKS--98.7%                                                                           Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS--.6%

Lexmark International Group, Cl. A                                                               15,500                1,209,969

CAPITAL SPENDING--1.0%

Caterpillar                                                                                      35,700                1,972,425

CONSUMER DURABLES--2.4%

General Motors                                                                                   67,000                4,706,750

CONSUMER NON-DURABLES--4.7%

Anheuser-Busch Cos.                                                                              12,900                  926,381

Heinz (H.J.)                                                                                     91,700                4,378,675

PepsiCo                                                                                         115,200                3,996,000

                                                                                                                       9,301,056

CONSUMER SERVICES--8.1%

Cendant                                                                                         107,000  (a)           1,765,500

Clear Channel Communications                                                                     23,400  (a)           1,880,775

Disney (Walt)                                                                                    70,000                1,846,250

McDonald's                                                                                       27,000                1,113,750

MediaOne Group                                                                                   94,300                6,701,194

Viacom, Cl. B                                                                                    23,900                1,069,525

Wendy's International                                                                            75,300                1,797,787

                                                                                                                      16,174,781

ELECTRONIC TECHNOLOGY--7.2%

Apple Computer                                                                                   34,700  (a)           2,780,337

General Dynamics                                                                                 35,400                1,962,487

Hewlett-Packard                                                                                   8,000                  592,500

Intel                                                                                            74,100                5,738,119

International Business Machines                                                                  12,300                1,210,013

Micron Technology                                                                                 6,700  (a)             477,794

Motorola                                                                                         16,100                1,568,744

                                                                                                                      14,329,994

ENERGY--1.4%

Royal Dutch Petroleum , A.D.R.                                                                   47,800                2,865,012

ENERGY MINERALS--8.5%

BP Amoco, A.D.S.                                                                                 73,200                4,227,300

Conoco, Cl.B                                                                                     23,900                  648,287

Mobil                                                                                            90,200                8,704,300

Texaco                                                                                           53,300                3,271,288

                                                                                                                      16,851,175


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE--23.2%

American Express                                                                                  7,300                1,124,200

Bank of America                                                                                  99,300                6,392,437

Bank of New York                                                                                 27,400                1,147,375

Chase Manhattan                                                                                  77,900                6,806,512

Citigroup                                                                                       192,250               10,405,531

Federal Home Loan Mortgage                                                                       44,500                2,405,781

Federal National Mortgage Association                                                            33,000                2,334,750

Fleet Boston                                                                                    107,000                4,667,875

Morgan (J.P.)                                                                                    32,900                4,305,788

Morgan Stanley Dean Witter & Co.                                                                 32,700                3,607,219

Wells Fargo                                                                                      63,500                3,040,063

                                                                                                                      46,237,531

HEALTH CARE-1.0%

Abbott Laboratories                                                                              47,200                1,905,700

HEALTH SERVICES--2.1%

Columbia/HCA Healthcare                                                                         169,800                4,096,425

HEALTH TECHNOLOGY--2.5%

Bristol-Myers Squibb                                                                             26,300                2,020,169

Merck & Co.                                                                                      38,300                3,047,244

                                                                                                                       5,067,413

INSURANCE--5.5%

American General                                                                                 57,500                4,265,781

American International Group                                                                     64,625                6,652,336

                                                                                                                      10,918,117

NON-ENERGY MINERALS--1.7%

Alcoa                                                                                            56,700                3,444,525

PROCESS INDUSTRIES--4.2%

Dow Chemical                                                                                     24,900                2,944,425

duPont (E.I.) deNemours & Co.                                                                    34,900                2,248,869

International Paper                                                                              23,200                1,220,900

Olin                                                                                            144,800                2,000,050

                                                                                                                       8,414,244

PRODUCER MANUFACTURING--5.5%

General Electric                                                                                 37,900                5,137,819

Georgia-Pacific                                                                                  44,000                1,746,250

                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Honeywell                                                                                        37,700                 3,974,994

                                                                                                                       10,859,063

TECHNOLOGY--1.0%

EMC                                                                                              27,700                 2,022,100

TECHNOLOGY SERVICES--3.4%

Computer Associates International                                                                83,300                 4,706,450

Electronic Data Systems                                                                          35,700                 2,088,450

                                                                                                                        6,794,900

TRANSPORTATION--.6%

CNF Transportation                                                                               38,900                 1,286,131

UTILITIES--14.1%

AT&T--Liberty Media Group, Cl.A                                                                  33,800                 1,341,437

Bell Atlantic                                                                                    79,000                 5,130,062

BellSouth                                                                                        72,000                 3,240,000

Coastal                                                                                          92,100                 3,879,713

Duke Energy                                                                                      13,700                   774,050

Enron                                                                                            26,800                 1,070,325

GTE                                                                                              23,800                 1,785,000

Illinova                                                                                         32,800                 1,043,450

MCI WorldCom                                                                                     19,100  (a)            1,639,019

SBC Communications                                                                              111,597                 5,684,462

Southern                                                                                         25,500                   677,344

Sprint                                                                                           25,700                 1,909,831

                                                                                                                       28,174,693

TOTAL COMMON STOCKS

   (cost $160,107,248)                                                                                                196,632,004


                                                                                              Principal

SHORT-TERM INVESTMENTS--1.9%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.54%, 11/4/1999                                                                             524,000                  523,801

   4.37%, 11/12/1999                                                                            860,000                  858,839

   4.58%, 11/26/1999                                                                            275,000                  274,189

   4.46%, 12/9/1999                                                                             930,000                  925,657

   4.51%, 12/16/1999                                                                            998,000                  992,541

   4.67%, 12/23/1999                                                                            246,000                  244,428

TOTAL SHORT-TERM INVESTMENTS

   (cost $3,819,105)                                                                                                   3,819,455
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $163,926,353)                                                            100.6%              200,451,459

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.6%)              (1,308,572)

NET ASSETS                                                                                       100.0%              199,142,887

A NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           163,926,353    200,451,459

Cash                                                                     82,713

Receivable for investment securities sold                             1,929,317

Dividends receivable                                                    181,170

Prepaid expenses                                                         24,233

                                                                    202,668,892
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           156,266

Due to Distributor                                                       57,118

Payable for investment securities purchased                           3,040,332

Payable for shares of Beneficial Interest redeemed                      210,129

Accrued expenses                                                         62,160

                                                                      3,526,005
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      199,142,887
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     144,469,608

Accumulated undistributed investment income--net                        870,538

Accumulated net realized gain (loss) on investments                  17,277,635

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4(b)                                          36,525,106
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      199,142,887

NET ASSET VALUE PER SHARE

                                                           Class A           Class B          Class C              Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                          171,526,186        26,896,591          712,057                8,053

Shares Outstanding                                        7,797,495         1,268,388           33,812              371.117
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 22.00            21.21             21.06                21.70

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $48,055 foreign taxes withheld at source)     3,367,959

Interest Income                                                        331,481

TOTAL INCOME                                                         3,699,440

EXPENSES:

Management fee--Note 3(a)                                            1,646,180

Shareholder servicing costs--Note 3(c)                                 726,951

Distribution fees--Note 3(b)                                           306,470

Professional fees                                                       59,974

Registration fees                                                       47,305

Trustees' fees and expenses--Note 3(d)                                  41,628

Prospectus and shareholders' reports                                    35,547

Custodian fees--Note 3(c)                                               23,482

Loan commitment fees--Note 2                                             1,717

Interest expense--Note 2                                                   653

Miscellaneous                                                            9,034

TOTAL EXPENSES                                                       2,898,941

INVESTMENT INCOME--NET                                                 800,499
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             15,677,205

Net realized gain (loss) on financial futures                        1,353,466

NET REALIZED GAIN (LOSS)                                            17,030,671

Net unrealized appreciation (depreciation) on investments
  [including (279,250) net unrealized (depreciation) on financial
futures]                                                            10,093,329

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              27,124,000

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                27,924,499

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            800,499              927,593

Net realized gain (loss) on investments        17,030,671           15,331,091

Net unrealized appreciation (depreciation)
   on investments                              10,093,329         (10,271,824)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   27,924,499           5,986,860
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (847,057)            (897,158)

Class C shares                                          -              (1,708)

Class R shares                                       (42)                 (30)

Net realized gain on investments:

Class A shares                               (12,313,696)         (28,342,023)

Class B shares                                (3,589,217)          (7,784,711)

Class C shares                                   (48,455)            (102,316)

Class R shares                                      (498)                (705)

TOTAL DIVIDENDS                              (16,798,965)         (37,128,651)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                316,761,511         358,815,870

Class B shares                                  3,646,012           5,641,156

Class C shares                                    379,803             382,394

Class R shares                                      1,563              19,638

Dividends reinvested:

Class A shares                                 12,323,001          27,528,054

Class B shares                                  3,380,195           7,388,194

Class C shares                                     32,265              56,706

Class R shares                                        530                 726

Cost of shares redeemed:

Class A shares                              (345,359,378)        (390,437,238)

Class B shares                               (29,533,115)         (10,960,162)

Class C shares                                  (378,037)            (288,724)

Class R shares                                      (719)             (20,056)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (38,746,369)          (1,873,442)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (27,620,835)         (33,015,233)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           226,763,722          259,778,955

END OF PERIOD                                 199,142,887          226,763,722

Undistributed investment income--net              870,538              917,138

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended October 31,
                                               ---------------------------------

                                                     1999               1998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                    14,542,524          16,637,744

Shares issued for dividends reinvested            620,493           1,312,735

Shares redeemed                              (15,842,402)         (17,963,303)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (679,385)             (12,824)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       171,590             268,507

Shares issued for dividends reinvested            175,321             361,281

Shares redeemed                               (1,406,283)            (531,471)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,059,372)              98,317
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        18,015              17,550

Shares issued for dividends reinvested              1,685               2,787

Shares redeemed                                  (18,040)             (13,297)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,660                7,040
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            72                  982

Shares issued for dividends reinvested                 27                   34

Shares redeemed                                      (33)                (907)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          66                  109

A DURING THE PERIOD ENDED OCTOBER 31, 1999, 852,883 CLASS B SHARES REPRESENTING
$17,862,901 WERE AUTOMATICALLY   CONVERTED TO 825,011 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                              Year Ended October 31,
                                                                 ------------------------------------------------------------------

CLASS A SHARES                                                   1999           1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            21.07          24.30         22.42          21.59         19.83

Investment Operations:

Investment income--net                                            .11 (a)        .13           .12            .22           .31

Net realized and unrealized gain (loss)
   on investments                                                2.50            .23          5.40           3.01          2.04

Total from Investment Operations                                 2.61            .36          5.52           3.23          2.35

Distributions:

Dividends from investment income--net                            (.11)          (.11)         (.20)          (.31)         (.05)

Dividends from net realized gain
   on investments                                               (1.57)         (3.48)        (3.44)         (2.09)         (.54)

Total Distributions                                             (1.68)         (3.59)        (3.64)         (2.40)         (.59)

Net asset value, end of period                                  22.00          21.07         24.30          22.42         21.59
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             13.24           1.53         27.43          15.95         12.43
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                           1.18            1.19         1.18            1.19          1.22

Ratio of interest expense, loan commitment
   fees and dividends on securities sold
   short to average net assets                                    .00 (c)        .00 (c)      -                 --           .05

Ratio of net investment income
   to average net assets                                          .51            .54          .51             .94          1.51

Portfolio Turnover Rate                                        141.85         159.30       123.53          147.64        244.82
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         171,526        178,593      206,333         207,388       208,786

A   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

B   EXCLUSIVE OF SALES CHARGE.

C   AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.41          23.70          21.92          21.17         19.58

Investment Operations:

Investment income (loss)--net                                    (.05)(a)       (.04)          (.04)           .04           .14

Net realized and unrealized gain (loss)
   on investments                                                2.42            .23           5.29           2.96          2.02

Total from Investment Operations                                 2.37            .19           5.25           3.00          2.16

Distributions:

Dividends from investment income--net                               -               -          (.03)          (.16)         (.03)

Dividends from net realized gain
   on investments                                               (1.57)         (3.48)         (3.44)         (2.09)         (.54)

Total Distributions                                            (1.57)         (3.48)         (3.47)        (2.25)          (.57)

Net asset value, end of period                                 21.21          20.41          23.70         21.92          21.17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            12.38            .75          26.55         15.05          11.50
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                           1.94           1.95           1.93          1.94          1.97

Ratio of interest expense, loan commitment
   fees and dividends on securities sold
   short to average net assets                                   .00(c)         .00(c)          -              -           .05

Ratio of net investment income (loss)
   to average net assets                                        (.25)          (.22)          (.27)           .19          .71

Portfolio Turnover Rate                                       141.85         159.30         123.53         147.64       244.82
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          26,897        47,512         52,847         44,152       44,365

A   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

B   EXCLUSIVE OF SALES CHARGE.

C   AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                           The Fund

FINANACIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   1999           1998           1997           1996       1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.28          23.67          21.90          21.16         21.21

Investment Operations:

Investment income (loss)--net                                    (.06)(b)       (.05)          (.14)(b)        .06          (.04)

Net realized and unrealized gain (loss)
   on investments                                                2.41            .20           5.35           3.05          (.01)

Total from Investment Operations                                 2.35            .15           5.21           3.11          (.05)

Distributions:

Dividends from investment income--net                               -           (.06)             -           (.28)           -

Dividends from net realized gain
   on investments                                               (1.57)         (3.48)         (3.44)         (2.09)            -

Total Distributions                                             (1.57)         (3.54)         (3.44)         (2.37)            -

Net asset value, end of period                                  21.06          20.28          23.67          21.90         21.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             12.25            .65          26.38          15.74          (.24)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.96           2.08           2.00           1.94           .36(d)

Ratio of net investment income (loss)
   to average net assets                                         (.29)          (.35)          (.56)          (.51)         (.18)(d)

Portfolio Turnover Rate                                        141.85         159.30         123.53         147.64        244.82
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                             712           652            594               6             1

A   FROM SEPTEMBER 1, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

B   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

C   EXCLUSIVE OF SALES CHARGE.

D   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   1999           1998           1997           1996        1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.87          24.30          22.42          21.60         21.61

Investment Operations:

Investment income--net                                         .06(b)            .21            .19            .40             -

Net realized and unrealized gain (loss)

   on investments                                               2.47           (.01)           5.38           2.87          (.01)

Total from Investment Operations                                2.53            .20            5.57           3.27          (.01)

Distributions:

Dividends from investment income--net                           (.13)          (.15)           (.25)          (.36)            -

Dividends from net realized gain
   on investments                                              (1.57)         (3.48)          (3.44)         (2.09)             -

Total Distributions                                            (1.70)         (3.63)         (3.69)        (2.45)              -

Net asset value, end of period                                 21.70          20.87          24.30          22.42           21.60
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(%)                                                12.99            .77          27.74          16.17            (.05)(c
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.40           1.00           .94            .97              .17(c)

Ratio of net investment income
   to average net assets                                         .29            .51           .71           1.07                 --

Portfolio Turnover Rate                                       141.85         159.30        123.53         147.64           244.82
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                               8             6            5               4               1

A   FROM SEPTEMBER 1, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

B   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

C   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Value Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Value Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company, currently offering two series including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange
on   which   such   securities   are   primarily   traded   or   at   the  last

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended October 31, 1999 was approximately $12,300, with a related weighted average annualized interest rate of 5.30%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $44,540 during the period ended October 31, 1999 from commissions earned on sales of the fund's shares.


(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended October 31, 1999, Class B and Class C shares were charged $301,614 and $4,856, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $446,550, $100,538 and $1,619, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $121,283 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 1999, the fund was charged $23,482 pursuant to the custody agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(E) During the period ended October 31, 1999, the fund incurred total brokerage commissions of $721,856, of which $11,444 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 1999, amounted to $298,502,095 and $336,319,550, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 1999, there were no forward currency exchange contracts outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day' s trading.

Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1999, there were no financial futures contracts outstanding.

(B) At October 31, 1999, accumulated net unrealized appreciation on investments was $36,525,106, consisting of $37,697,802 gross unrealized appreciation and $1,172,696 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS PREMIER VALUE FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus Premier Value Fund (one of the Series constituting Dreyfus Premier Value Equity Funds) as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Value Fund, at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

December 8, 1999



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the Fund hereby designates $1.572 per share as long-term capital gain distribution paid on December 14, 1998.

The fund also designates 99.53% of the ordinary dividends paid during the fiscal year ended October 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier Value Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              037/632AR9910